SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of November 1, 2001 providing for the issuance of GSR Mortgage Loan Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-05                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2001-1 Mortgage Pass-through Certificates, Series 2001-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of November 1, 2001 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On July 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  September 18, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                   Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2002




                                            GSR MORTGAGE LOAN TRUST 2001-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                     July 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A11      155,727,000.00    49,862,773.52   13,258,587.55     127,482.49   13,386,070.04      0.00        0.00       36,604,185.97
A12       68,736,000.00    68,736,000.00            0.00     264,175.36      264,175.36      0.00        0.00       68,736,000.00
A13       92,471,000.00    92,471,000.00            0.00     465,822.66      465,822.66      0.00        0.00       92,471,000.00
A2       101,263,000.00    74,485,311.28    2,518,229.67     346,046.34    2,864,276.01      0.00        0.00       71,967,081.61
B1         5,867,000.00     5,826,660.07        6,026.03      32,015.11       38,041.14      0.00        0.00        5,820,634.04
B2         3,911,000.00     3,884,109.00        4,017.01      21,341.59       25,358.60      0.00        0.00        3,880,091.99
B3         2,389,000.00     2,372,573.87        2,453.76      13,036.32       15,490.08      0.00        0.00        2,370,120.11
B4         1,304,000.00     1,295,034.04        1,339.35       7,115.68        8,455.03      0.00        0.00        1,293,694.69
B5         1,086,000.00     1,078,532.96        1,115.44       5,926.10        7,041.54      0.00        0.00        1,077,417.52
B6         1,738,406.00     1,726,453.19        1,785.53       9,486.15       11,271.68      0.00        0.00        1,724,667.66
R1               100.00             0.00            0.00           0.00            0.00      0.00        0.00                0.00
R2               100.00             0.00            0.00           0.00            0.00      0.00        0.00                0.00
R3               100.00             0.00            0.00           0.00            0.00      0.00        0.00                0.00
TOTALS   434,492,706.00   301,738,447.93   15,793,554.34   1,292,447.80   17,086,002.14      0.00        0.00      285,944,893.59

X1       316,934,000.00   211,069,773.52            0.00     303,596.64      303,596.64         0.00        0.00   197,811,185.97
X2       101,263,000.00    74,485,311.28            0.00      61,742.54       61,742.54         0.00        0.00    71,967,081.61
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A11     36229RAA7      320.19350222    85.13994073    0.81862805    85.95856878     235.05356149         A11          3.068000 %
A12     36229RAB5    1,000.00000000     0.00000000    3.84333333     3.84333333   1,000.00000000         A12          4.612000 %
A13     36229RAC3    1,000.00000000     0.00000000    5.03749997     5.03749997   1,000.00000000         A13          6.045000 %
A2      36229RAD1      735.56295271    24.86821119    3.41730286    28.28551406     710.69474151         A2           5.575000 %
B1      36229RAG4      993.12426623     1.02710585    5.45681098     6.48391682     992.09716039         B1           6.593508 %
B2      36229RAH2      993.12426489     1.02710560    5.45681156     6.48391716     992.09715929         B2           6.593508 %
B3      36229RAJ8      993.12426538     1.02710758    5.45681038     6.48391796     992.09715781         B3           6.593508 %
B4      36229RAN9      993.12426380     1.02710890    5.45680982     6.48391871     992.09715491         B4           6.593508 %
B5      36229RAP4      993.12427256     1.02710866    5.45681400     6.48392265     992.09716390         B5           6.593508 %
B6      36229RAQ2      993.12427016     1.02710759    5.45680928     6.48391688     992.09716257         B6           6.593508 %
R1      36229RAK5        0.00000000     0.00000000    0.00000000     0.00000000       0.00000000         R1           6.601100 %
R2      36229RAL3        0.00000000     0.00000000    0.00000000     0.00000000       0.00000000         R2           6.601100 %
R3      36229RAM1        0.00000000     0.00000000    0.00000000     0.00000000       0.00000000         R3           6.601100 %
TOTALS                 694.46148063    36.34941190    2.97461334    39.32402525     658.11206872

X1      36229RAE9      665.97390472     0.00000000    0.95791755     0.95791755     624.13999751         X1           1.726045 %
X2      36229RAF6      735.56295271     0.00000000    0.60972458     0.60972458     710.69474151         X2           0.994707 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                              210,069,306.30
                                        Pool 2 Mortgage Loans                                               75,875,587.90
Sec. 4.01(c)    Available Distribution                                                                      17,451,341.31
                                        Principal Distribution Amount                                          313,715.53
                                        Principal Prepayment Amount                                         15,479,838.80

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1
                                                              Payoffs in Full                               13,010,840.96
                                                              Partial Principal Prepayments                     44,980.25
                                                              Liquidation Proceeds                                   0.00
                                                              Condemnation Proceeds                                  0.00
                                                              Insurance Proceeds                                     0.00
                                                              Repurchased Principal                                  0.00
                                        Class A1-2
                                                              Payoffs in Full                                        0.00
                                                              Partial Principal Prepayments                          0.00
                                                              Liquidation Proceeds                                   0.00
                                                              Condemnation Proceeds                                  0.00
                                                              Insurance Proceeds                                     0.00
                                                              Repurchased Principal                                  0.00
                                        Class A1-3
                                                              Payoffs in Full                                        0.00
                                                              Partial Principal Prepayments                          0.00
                                                              Liquidation Proceeds                                   0.00
                                                              Condemnation Proceeds                                  0.00
                                                              Insurance Proceeds                                     0.00
                                                              Repurchased Principal                                  0.00
                                        Class A2
                                                              Payoffs in Full                                2,253,411.93
                                                              Partial Principal Prepayments                    170,605.66
                                                              Liquidation Proceeds                                   0.00
                                                              Condemnation Proceeds                                  0.00
                                                              Insurance Proceeds                                     0.00
                                                              Repurchased Principal                                  0.00
                                        Class B1
                                                              Payoffs in Full                                        0.00
                                                              Partial Principal Prepayments                          0.00
                                                              Liquidation Proceeds                                   0.00
                                                              Condemnation Proceeds                                  0.00
                                                              Insurance Proceeds                                     0.00
                                                              Repurchased Principal                                  0.00

                                        Class B2
                                                              Payoffs in Full                                        0.00
                                                              Partial Principal Prepayments                          0.00
                                                              Liquidation Proceeds                                   0.00
                                                              Condemnation Proceeds                                  0.00
                                                              Insurance Proceeds                                     0.00
                                                              Repurchased Principal                                  0.00
                                        Class B3
                                                              Payoffs in Full                                        0.00
                                                              Partial Principal Prepayments                          0.00
                                                              Liquidation Proceeds                                   0.00
                                                              Condemnation Proceeds                                  0.00
                                                              Insurance Proceeds                                     0.00
                                                              Repurchased Principal                                  0.00
                                        Class B4
                                                              Payoffs in Full                                        0.00
                                                              Partial Principal Prepayments                          0.00
                                                              Liquidation Proceeds                                   0.00
                                                              Condemnation Proceeds                                  0.00
                                                              Insurance Proceeds                                     0.00
                                                              Repurchased Principal                                  0.00
                                        Class B5
                                                              Payoffs in Full                                        0.00
                                                              Partial Principal Prepayments                          0.00
                                                              Liquidation Proceeds                                   0.00
                                                              Condemnation Proceeds                                  0.00
                                                              Insurance Proceeds                                     0.00
                                                              Repurchased Principal                                  0.00
                                        Class B6
                                                              Payoffs in Full                                        0.00
                                                              Partial Principal Prepayments                          0.00
                                                              Liquidation Proceeds                                   0.00
                                                              Condemnation Proceeds                                  0.00
                                                              Insurance Proceeds                                     0.00
                                                              Repurchased Principal                                  0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month               127,482.49
                                                              Accrued and Paid from Prior Months                     0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month               264,175.36
                                                              Accrued and Paid from Prior Months                     0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month               465,822.66
                                                              Accrued and Paid from Prior Months                     0.00
                                        Class A2
                                                              Accrued and Paid for Current Month               346,046.34
                                                              Accrued and Paid from Prior Months                     0.00
                                        Class X1
                                                              Accrued and Paid for Current Month               303,596.64
                                                              Accrued and Paid from Prior Months                     0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                61,742.54
                                                              Accrued and Paid from Prior Months                     0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                32,015.11
                                                              Accrued and Paid from Prior Months                     0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                21,341.59
                                                              Accrued and Paid from Prior Months                     0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                13,036.32
                                                              Accrued and Paid from Prior Months                     0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                 7,115.68
                                                              Accrued and Paid from Prior Months                     0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                 5,926.10
                                                              Accrued and Paid from Prior Months                     0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                 9,486.15
                                                              Accrued and Paid from Prior Months                     0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                      81,617.20
                                                              ABN AMRO Mortgage Group                           17,841.94
                                                              Bank One                                          12,657.88
                                                              Country Wide Home Loans                           29,502.13
                                                              Wells Fargo Home Mortgage                         21,615.24
                                        Trustee Fee Paid                                                         1,885.87

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                      0.00
                                        Current Period Reimbursed Advances                                           0.00
                                        Aggregate Unreimbursed Advances                                              0.00
Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                      0.00
                                        Current Period Reimbursed Advances                                           0.00
                                        Aggregate Unreimbursed Advances                                              0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                          626
                                        Balance of Outstanding Mortgage Loans                              285,944,894.20



Sec. 4.01(l)    Number and Balance of Delinquent Loans
                 Group Totals
                                                           Principal
                 Period                Number                Balance              Percentage
                0-30 days                       0                     0.00                  0.00 %
                31-60 days                      1               506,799.05                  0.18 %
                61-90 days                      0                     0.00                  0.00 %
                91-120 days                     0                     0.00                  0.00 %
                121+days                        0                     0.00                  0.00 %
                 Total                          1               506,799.05                  0.18 %


Sec. 4.01(l)    Number and Balance of REO Loans
                Group Totals
                                      Principal
                 Number               Balance                Percentage
                           0                    0.00              0.00%


Sec. 4.01(l)    Number and Balance of Loans in Bankruptcy
                Group Totals
                                      Principal
                 Number               Balance                Percentage
                           0                    0.00             0.00 %

                   Number of Loans in Bankruptcy 31-60 Days Delinquent                              0
                   Balance of Loans in Bankruptcy 31-60 Days Delinquent                          0.00

                   Number of Loans in Bankruptcy 61-90 Days Delinquent                              0
                   Balance of Loans in Bankruptcy 61-90 Days Delinquent                          0.00

                   Number of Loans in Bankruptcy 91-120 Days Delinquent                             0
                   Balance of Loans in Bankruptcy 91-120 Days Delinquent                         0.00

                   Number of Loans in Bankruptcy 120+ Days Delinquent                               0
                   Balance of Loans in Bankruptcy 120+ Days Delinquent                           0.00

Sec. 4.01(m)       Number and Balance of Loans in Foreclosure
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %

                     Number of Loans in Foreclosure 31-60 Days Delinquent                                0
                     Balance of Loans in Foreclosure 31-60 Days Delinquent                            0.00

                     Number of Loans in Foreclosure 61-90 Days Delinquent                                0
                     Balance of Loans in Foreclosure 61-90 Days Delinquent                            0.00

                     Number of Loans in Foreclosure 91-120 Days Delinquent                               0
                     Balance of Loans in Foreclosure 91-120 Days Delinquent                           0.00

                     Number of Loans in Foreclosure 120+ Days Delinquent                                 0
                     Balance of Loans in Foreclosure 120+ Days Delinquent                             0.00

Sec. 4.01(o)         Aggregate Principal Payment
                                           Scheduled Principal                                  313,715.53
                                           Payoffs                                           15,264,252.89
                                           Prepayments                                          215,585.91
                                           Liquidation Proceeds                                       0.00
                                           Condemnation Proceeds                                      0.00
                                           Insurance Proceeds                                         0.00
                                           Realized Losses                                            0.00

                                           Realized Losses Group 1                                    0.00
                                           Realized Losses Group 2                                    0.00

                                           Realized Gains                                             0.00

Sec. 4.01(p)         Aggregate Amount of Mortgage Loans Repurchased                                   0.00

Sec. 4.01(q)         Aggregate Amount of Shortfall Allocated for Current Period
                                           Class A1-1                                                 0.00
                                           Class A1-2                                                 0.00
                                           Class A1-3                                                 0.00
                                           Class A2                                                   0.00
                                           Class X1                                                   0.00
                                           Class X2                                                   0.00
                                           Class B1                                                   0.00
                                           Class B2                                                   0.00
                                           Class B3                                                   0.00
                                           Class B4                                                   0.00
                                           Class B5                                                   0.00
                                           Class B6                                                   0.00

Sec. 4.01(s) Group I
                          Senior Percentage                                                         94.510000 %
                          Senior Prepayment Percentage                                             100.000000 %
                          Subordinate Percentage                                                     5.490000 %
                          Subordinate Prepayment Percentage                                          0.000000 %

Sec. 4.01(s) Group II
                          Senior Percentage                                                         95.010000 %
                          Senior Prepayment Percentage                                             100.000000 %
                          Subordinate Percentage                                                     4.990000 %
                          Subordinate Prepayment Percentage                                          0.000000 %

Servicer Breakdown

ABN AMRO
                          Scheduled Principal
                                                Group 1                                               40,145.37
                                                Group 2                                                    0.00
                          Unscheduled Principal
                                                Group 1                                            2,860,468.29
                                                Group 2                                                    0.00
                          Beginning Balance
                                                Group 1                                           42,820,659.78
                                                Group 2                                                    0.00
                          Ending Balance
                                                Group 1                                           39,920,046.12
                                                Group 2                                                    0.00
                          Net Wac
                                                Group 1                                                 6.29935
                                                Group 2                                                 0.00000
BANK ONE
                          Scheduled Principal
                                                Group 1                                               47,585.65
                                                Group 2                                                5,674.23
                          Unscheduled Principal
                                                Group 1                                            2,967,972.21
                                                Group 2                                                  300.00
                          Beginning Balance
                                                Group 1                                           54,568,957.88
                                                Group 2                                            6,188,842.26
                          Ending Balance
                                                Group 1                                           51,553,400.02
                                                Group 2                                            6,182,868.03
                          Net Wac
                                                Group 1                                                 6.79202
                                                Group 2                                                 7.08334
COUNTRY WIDE
                          Scheduled Principal
                                                Group 1                                               30,688.84
                                                Group 2                                               93,487.75
                          Unscheduled Principal
                                                Group 1                                              371,040.75
                                                Group 2                                            2,423,717.59
                          Beginning Balance
                                                Group 1                                           22,196,895.25
                                                Group 2                                           72,209,925.21
                          Ending Balance
                                                Group 1                                           21,795,165.66
                                                Group 2                                           69,692,719.87
                          Net Wac
                                                Group 1                                                 7.09181
                                                Group 2                                                 6.52569

WELLS FARGO
                          Scheduled Principal
                                                Group 1                                               96,133.69
                                                Group 2                                                    0.00
                          Unscheduled Principal
                                                Group 1                                            6,856,339.94
                                                Group 2                                                    0.00
                          Beginning Balance
                                                Group 1                                          103,753,168.15
                                                Group 2                                                    0.00
                          Ending Balance
                                                Group 1                                           96,800,694.50
                                                Group 2                                                    0.00
                          Net Wac
                                                Group 1                                                 6.52024
                                                Group 2                                                 0.00000
Aggregate
                          Scheduled Principal                                                        313,715.53
                          Unscheduled Principal                                                   15,479,838.78
                          Beginning Balance                                                      301,738,448.53
                          Ending Balance                                                         285,944,894.20
                          Net Wac                                                                       6.59294
                          Weighted Average Maturity                                                      338.00
Groups
                          Net Wac Group 1                                                               6.60110
                          Net Wac Group 2                                                               6.56971

                          Wam Group 1                                                                    345.00
                          Wam Group 2                                                                    321.00
                          Number of loans Group 1                                                        476.00
                          Number of loans Group 2                                                        150.00

